UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2004

Paradigm Genetics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-30365	56-2047837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 Alexander Drive, Research Triangle Park, North Carolina	27709
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 425-3000

This Amendment is filed solely to include the information required by Items 7(a) and 7(b) that were omitted from the Registrant’s initial filing on Current Report on Form 8-K filed with the Securities and Exchange Commission on March 24, 2004 in connection with the merger of TissueInformatics.Inc with and into the Registrant.

Item 7. Financial Statements and Exhibits.

The following audited financial statements of TissueInformatics.Inc and unaudited condensed combined financial statements of the Registrant and TissueInformatics.Inc are filed hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

(a)	Financial statements of the business acquired.

(1)	The audited balance sheet of TissueInformatics.Inc at December 31, 2003, the audited statement of income, cash flows and shareholders’ equity of TissueInformatics.Inc for the year ended December 31, 2003, the notes to the financial statements for the above referenced balance sheet, statement of income, statement of cash flows and statement of shareholders’ equity and the related report of the independent auditor of TissueInformatics.Inc.

(b)	Pro forma financial information.

(1)	The unaudited pro forma condensed combined financial statements of the Registrant giving effect to the merger as a purchase of TissueInformatics.Inc by the Registrant in accordance with Article 11 of Regulation S-X (17 C.F.R. Section 210.11 (2000), including the unaudited pro forma condensed combined balance sheet combining the historical balance sheets of the Registrant and TissueInformatics.Inc as of the twelve months ended December 31, 2003, giving effect to the merger as if it occurred on December 31, 2003, and the unaudited pro forma condensed combined statements of income of the Registrant and TissueInformatics.Inc for the year ended December 31, 2003 after giving effect to the merger as if it occurred on January 1, 2003.

(c)	Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger by and among the Registrant, TissueInformatics.Inc and TVM V Life Science Ventures GmbH & Co., KG dated January 29, 2004.**

2.2	First Amendment to the Agreement and Plan of Merger by and between the Registrant and TissueInformatics.Inc. dated March 10, 2004.**

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

99.1	The balance sheet of TissueInformatics.Inc at December 31, 2003, the statement of income, cash flows and shareholders’ equity of TissueInformatics.Inc for the year ended December 31, 2003, the notes to the financial statements for the above referenced balance sheet, statement of income, statement of cash flows and statement of shareholders’ equity and the related report of the independent auditor of TissueInformatics.Inc.

99.2	The unaudited pro forma condensed combined financial statements of the Registrant giving effect to the merger as a purchase of TissueInformatics.Inc by the Registrant in accordance with Article 11 of Regulation S-X (17 C.F.R. Section 210.11 (2000), including the unaudited pro forma condensed combined balance sheet combining the historical balance sheets of the Registrant and TissueInformatics.Inc as of the twelve months ended December 31, 2003, giving effect to the merger as if it occurred on December 31, 2003, and the unaudited pro forma condensed combined statements of income of the Registrant and TissueInformatics.Inc for the year ended December 31, 2003 after giving effect to the merger as if it occurred on January 1, 2003.

**	Previously filed with the SEC as exhibits to the Registrant’s Current Report on Form 8-K (File No. 0-30365) filed on March 24, 2004 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of The Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Paradigm Genetics, Inc. (Registrant)

Date: May 25, 2004
/s/ Philip R. Alfano
Philip R. Alfano Vice President, Finance, Chief Financial Officer, and Treasurer (principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger by and among the Registrant, TissueInformatics.Inc and TVM V Life Science Ventures GmbH & Co., KG dated January 29, 2004.**

2.2	First Amendment to the Agreement and Plan of Merger by and between the Registrant and TissueInformatics.Inc. dated March 10, 2004.**

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

99.1	The balance sheet of TissueInformatics at December 31, 2003, the statements of operations, cash flows and stockholders’ deficit of TissueInformatics for the year ended December 31, 2003, the notes to the financial statements for the above referenced balance sheet, statement of operations, statement of cash flows and statement of stockholders’ deficit and the related report of the independent auditor of TissueInformatics.Inc.

99.2	The unaudited pro forma condensed combined financial statements of Paradigm giving effect to the merger as a purchase of TissueInformatics by Paradigm in accordance with Article 11 of Regulation S-X (17 C.F.R. Section 210.11 (2000), including the unaudited pro forma condensed combined statements of income of Paradigm and TissueInformatics for the year ended December 31, 2003 after giving effect to the merger as if it occurred on January 1, 2003, and the unaudited pro forma condensed combined balance sheet combining the historical balance sheets of Paradigm and TissueInformatics as of the twelve months ended December 31, 2003, giving effect to the merger as if it occurred on December 31, 2003.

**	Previously filed with the SEC as exhibits to the Registrant’s Current Report on Form 8-K (File No. 0-30365) filed on March 24, 2004 and incorporated herein by reference.